2020 Annual Meeting May 18, 2020 MEMBER FDIC

Forward Looking Statements and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for loan losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the corona virus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

Christine Toretti Chairperson MEMBER FDIC

2020 Annual Meeting Welcome and Call to Order I. Welcome and Call to Order II. Purpose of the Meeting III.Shareholder Questions IV.Voting Polls Open and Close V. Judge of Election Report VI.Other Business VII.Adjournment 4

2020 Annual Meeting Purpose of the Meeting A. Elect 15 Directors to serve one year term B. Ratify Ernst & Young, LLP as Independent Registered Accounting Firm C. Approve on a Non-binding Advisory basis the Compensation of S&T’s Named Executive Officers D. Transact Other Business 5

2020 Annual Meeting Shareholder Questions I. Welcome and Call to Order II. Purpose of the Meeting III.Shareholder Questions Todd Brice - CEO IV.Voting Polls Open and Close V. Judge of Election Report VI.Other Business VII.Adjournment 6

2020 Annual Meeting Voting Polls Open and Close I. Welcome and Call to Order II. Purpose of the Meeting III.Shareholder Questions IV.Voting Polls Open and Close Christine Toretti V. Judge of Election Report VI.Other Business VII.Adjournment 7

2020 Annual Meeting Judge of Election Report I. Welcome and Call to Order II. Purpose of the Meeting III.Shareholder Questions IV.Voting Polls Open and Close V. Judge of Election Report Ernie Draganza VI.Other Business VII.Adjournment 8

2020 Annual Meeting Other Business I. Welcome and Call to Order II. Purpose of the Meeting III.Shareholder Questions IV.Voting Polls Open and Close V. Judge of Election Report VI.Other Business Christine Toretti VII.Adjournment 9

2020 Annual Meeting Other Business I. Welcome and Call to Order II. Purpose of the Meeting III.Shareholder Questions IV.Voting Polls Open and Close V. Judge of Election Report VI.Other Business VII.Adjournment Christine Toretti 10

2020 Annual Meeting May 18, 2020 MEMBER FDIC